SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C.

                                20549


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                              FORM 8-K

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               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) March 6, 1996
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                      TEXAS INSTRUMENTS INCORPORATED
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          (Exact name of Registrant as specified in its charter)


             Delaware                          1-3761
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     (State of Incorporation)           (Commission File No.)


                                75-0289970
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                   (I.R.S. Employer Identification No.)


                      13500 North Central Expressway
               P. O. Box 655474, Dallas, Texas        75265
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            (Address of principal executive offices)(Zip Code)


      Registrant's telephone number, including area code 214-995-2551
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ITEM 5.   Other Events.

     The information set forth in the Registrant's news release dated March 6, 1996 (attached hereto as Exhibit 21) is incorporated herein by reference to such news release.

ITEM 7.     Exhibits.

          Designation of
            Exhibit in
            this Report      Description of Exhibit
          --------------     ----------------------

               21            Registrant's news release
                             dated March 6, 1996


                                SIGNATURE
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     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  TEXAS INSTRUMENTS INCORPORATED



                                  By _/s/ O. WAYNE COON_____________
                                     O. Wayne Coon
                                     Chief Corporate Counsel
                                     and Assistant Secretary




Date:  March 6, 1996


                               Exhibit Index

Designation of
  Exhibit in                                          Paper (P)
  this Report       Description of Exhibit        or Electronic (E)
--------------      ----------------------        -----------------


     21             Registrant's news release           E
                    dated March 6, 1996